SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported): July 1, 2004


                            HUB INTERNATIONAL LIMITED
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             (Exact Name of Registrant as Specified in Its Charter)


                                     ONTARIO
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                 (State or Other Jurisdiction of Incorporation)


            1-31310                                 36-4412416
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     (Commission File Number)          (I.R.S. Employer Identification No.)


 55 EAST JACKSON BOULEVARD, CHICAGO, IL                           60604
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(Address of Principal Executive Offices)                        (Zip Code)



                                 (877) 402-6601
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              (Registrant's Telephone Number, Including Area Code)


                                       n/a
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          (Former Name or Former Address, if Changed Since Last Report)






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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

         On July 1, 2004, Hub International Limited (the "Company") acquired Talbot Financial Corporation (the "Agency"), an insurance brokerage subsidiary of Safeco Corporation ("Safeco") based in Albuquerque, New Mexico.

         The acquisition of the Agency from Safeco was implemented via the Company's purchase of a 70% interest in Satellite Acquisition Corporation, a corporation formed by Randy Talbot and senior management at the Agency. Proceeds of the investment were used to purchase the Agency and all of its subsidiaries from Safeco for $90 million in cash. The Company has agreed to purchase the remaining 30% interest from Talbot management over the next three years, with the right to use a combination of both restricted and unrestricted shares of the Company's common shares to purchase such interest.



ITEM 7. FINANCIAL STATEMENTS

         The financial statements required by this item will be filed on or before September 14, 2004.



ITEM 9. REGULATION FD DISCLOSURE

         The information in this report (including the exhibit) is furnished pursuant to Item 9 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

         Hub International Limited issued a press release on July 1, 2004, the full text of which is attached as Exhibit 99.1 and is incorporated by reference.



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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




                                 HUB INTERNATIONAL LIMITED
                                              (Registrant)


Date:  July 6, 2004              By:     /s/  Marianne D. Paine
                                     -------------------------------------------
                                      Name:   Marianne D. Paine
                                      Title:  Chief Legal Officer,
                                              Assistant Secretary



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




                                  Exhibit Index


Exhibit
  No.                             Description
--------                          -----------

2.1 Stock Purchase Agreement by and among Satellite Acquisition Corporation, Safeco Corporation and General America Corporation dated March 15, 2004

2.2. Subscription Agreement by and among Hub U.S. Holdings, Inc., Satellite Acquisition Corporation, Randall Talbot, David Weymouth, Roy Taylor and Talman, LLC. dated March 15, 2004

2.3. Shareholder Agreement by and among Hub U.S. Holdings, Talman LLC and Satellite Acquisition Corporation dated March 15, 2004

99.1    Press release dated July 1, 2004


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